Capital management	12 Months Ended
Dec. 31, 2019
Capital management [abstract]
Disclosure of objectives, policies and processes for managing capital
5.	Capital management
The Group’s goal concerning capital management is to support the business with a sustainable capital basis and to safeguard the Group’s ability to provide returns for members and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. The Group manages its capital structure and adjusts it in light of changes in economic conditions. In order to maintain or adjust the capital structure, the Group may change the dividend payments to shareholders, extend loans, pay back capital to shareholders, issue new shares and take on or repay financial liabilities. The Group’s management regularly reviews the capital structure, as well as the equity of the subsidiaries.
The Group’s capital structure is as follows:

	December 31, 2019	December 31, 2018
	€	€
Interest-bearing liabilities	845,668	561,117
Income tax payable	21,787	31,009
Other financial liabilities/(assets), net	21,058	15,088
Long-term receivables	(6,808)	(6,271)
Cash and cash equivalents	(163,225)	(177,048)

Net debt	718,480	423,895

In order to achieve the overall objective, the Group’s capital management, amongst other things, aims to ensure that it meets financial covenants attached to the interest-bearing loans and borrowings that define capital structure requirements. Breaches in meeting the financial covenants would permit the banks to immediately call loans and borrowings. There have been no breaches of the financial covenants of any interest-bearing loans and borrowings in 2019 and 2018.
No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2019 and 2018.